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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 3, 2005

SPIRIT FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	01-32386 (Commission File Number)	20-0175773 (IRS Employer Identification Number)
14631 N. Scottsdale Road, Suite 200 Scottsdale, Arizona 85254 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (480) 606-0820

None
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

        The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01—"Regulation FD Disclosure" of Form 8-K. Such information, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act regardless of any general incorporation language in such filing.

        On March 3, 2005, Spirit Finance Corporation (the "Company") issued a press release announcing its financial results for the quarter and year ended December 31, 2004. The text of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

        The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02—"Results of Operations and Financial Condition" of Form 8-K. Such information, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

        On March 3, 2005, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2004. The text of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Press release of Spirit Finance Corporation, dated March 3, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT FINANCE CORPORATION
Date: March 3, 2005	By:	/s/ CATHERINE LONG Catherine Long, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Spirit Finance Corporation, dated March 3, 2005

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  Item 2.02. Results of Operations and Financial Condition.
  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX